UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2026
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KORN FERRY
(Exact name of registrant as specified in its charter)
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Delaware	001-14505	95-2623879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 Avenue of the Stars, Suite 1225
Los Angeles, California 90067
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 552-1834
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	KFY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company            ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

Item 7.01 Regulation FD Disclosure.
As previously disclosed, beginning in fiscal 2027, Korn Ferry (the “Company”) realigned its organizational structure from a solution-based presentation to a reporting model by geography, with the following three reportable segments: (i) Americas, (ii) Europe, Middle East and Africa, and (iii) Asia Pacific. Through these reportable segments Korn Ferry delivers services through three Solution groups: (i) Search (Executive Search and Professional Search), (ii) Talent & Organizational Solutions (Consulting and Digital), and (iii) Workforce Solutions (Recruitment Process Outsourcing and Interim).
The Company is furnishing herewith as Exhibit 99.1 recast unaudited fee revenue for each quarter of fiscal 2026 for each of its new geographic reporting segments and further disaggregated by Solutions Group. Because such financial information will not be reported until the Form 10-Q is filed for each quarter of the Company’s fiscal year 2027 and the Form 10-K for the Company’s fiscal year 2027, management is providing such recast segment historical information to investors in advance to enhance understanding of the operating performance of the Company’s realigned segments. Therefore, Exhibit 99.1 to this Form 8-K presents quarterly unaudited financial information recast to reflect changes to the Company’s segment reporting for each quarter in the fiscal year ended April 30, 2026 to supplement financial disclosures included in the Company’s previously filed reports and to recast previously disclosed quarterly historical segment information under the realigned segment reporting structure and further disaggregated by Solutions Group.
The recast of the previous quarterly segment financial information included in this Form 8-K is provided voluntarily to investors and is not required by accounting principles generally accepted in the United States of America (“GAAP”) and solely reflect changes in the Company’s reportable segment information and the related impacts to segment disclosures as a result of the recast described above and do not represent a restatement of previously issued financial statements. The recast information does not affect the Company’s GAAP consolidated reported net income, earnings per share, operating income, or total assets or liabilities for any of the previously reported periods.
This information included in this Item 7.01, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit 99.1
Recast unaudited fee revenue for the quarterly periods ended July 31, 2025, October 31, 2025, January 31, 2026 and April 30, 2026, reflecting changes in Korn Ferry's reportable segment information and further disaggregated by Solutions Group.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN FERRY
(Registrant)

Date: September 15, 2026	/s/ Robert P. Rozek
(Signature)
	Name:	Robert P. Rozek
	Title:	Executive Vice President, Chief Financial Officer and Chief Corporate Officer